Exhibit 10.32

CONFIDENTIAL

February 1, 2023

BKV Chaffee Corners, LLC
BKV Chelsea, LLC
BKV Operating, LLC
BKV Barnett, LLC
c/o BKV Corporation
1200 17th Street, Suite 2100
Denver, CO 80202
Attn: John Jimenez | Chief Financial Officer

Re:	Facility Letter (Uncommitted), dated February 7, 2022, among BKV Corporation and those other BKV entities listed above and Standard Chartered Bank, as amended from time to time (the “Agreement”)

Dear Sir or Madam:

Standard Chartered Bank (the “Bank”) is pleased to inform the Designated Borrower and the Borrowers that the Bank has agreed to amend the Agreement, according to the terms of this Amendment Letter (the “Amendment”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

1.	Amendments.

Section 2.1 (a), General Banking Facilities, is hereby amended by replacing the chart therein with the following:

(1)	(2)	(3)
Type(s) of Facility	Designated Facility Limit(s)	Designated Sub-Limit
1. Commercial Standby Letters of Credit	USD50,000,000	• Designated Borrower
2. Revolving Term Loans	USD15,000,000	• Designated Borrower and Borrowers
3. Short Term Loans	USD20,000,000	• Designated Borrower and Borrowers
Total Facility Limits	USD50,000,000

Section 2.1 (b), Designated Combined Facility Limits, is hereby amended by replacing the phrase “USD25,000,000.00” and replacing it with the phrase “USD50,000,000.00”.

Section 3, Pricing and Conditions, is hereby amended by adding the following to the chart therein:

CONFIDENTIAL

Type(s) of Facility	Terms and Conditions
Commercial Standby Letters of Credit

•     On-Behalf LC issuances are allowed for wholly owned subsidiaries of BKV Corporation subject to successful due diligence checks on the entity.

   List of wholly owned subsidiaries include, but is not limited to:

•      BKV-BPP Retail, LLC

•      BKV North Texas, LLC

•      BKV dCarbon Ventures, LLC

•      BKV Midstream, LLC

•      BKVerde, LLC

Short Term Loans

•      Interest Period: Subject to the drawdown tenor agreed for the applicable drawdown.

•       Interest Rate: The rate of interest shall be the rate to be determined by the Bank and agreed upon by the Borrower at the time of each drawdown for each drawdown amount and/or on the date of changing interest for the relevant loan

•      Drawdown: Multiple drawdowns, subject to a minimum of $1,000,000.00 for each drawdown

•     Available interest period selection: 1, 3 or 6 months, and applicable interest rate per SCBs calculation after Libor retires

•      Auto-renewal allowed subject to SCBs annual review approved

•      Clean up clause required at the end of tenor with 2 business days cooling period before borrower is able to redraw

•      Maximum Tenor: 6 Months

2.	Representations and Warranties.

By its acceptance of this Amendment, the Designated Borrower and each of the Borrowers represents and warrants that:

(a)	The acceptance of the Amendment and the performance of the Agreement, as amended hereby, are within its power and authority and have been duly authorized by all necessary corporate action.

(b)	When executed and delivered to the Bank, this Amendment and the Agreement as amended hereby, will be valid and binding it in accordance with its terms.

(c)	All of the representations and warranties made in the Agreement by it are true and accurate as to the date of this Amendment.

3.	Effect of Amendment

This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

4.	Effectiveness

This Amendment shall become effective upon the receipt by the Bank to its satisfaction of a duly signed counterpart to this Amendment from the Designated Borrower and each of the Borrowers in form and substance satisfactory to the Bank (the “Effective Date”).

CONFIDENTIAL

5.	No Waiver; Further Modifications; Future Reference; Counterparts

This Amendment shall not be deemed to be a consent to, any waiver of, or except as set forth herein a modification of, any term or condition of the Agreement, or prejudice any right which the Designated Borrower, the Borrowers or the Bank may have under or in connection with the Agreement.

Any further modifications or amendments to the Agreement shall only be in writing signed by the parties hereto. This Amendment supersedes all poor written and oral communications between the Designated Borrower, the Borrowers and the Bank with respect hereto.

On and as of the Effective Date, each reference to “the Agreement” used in the Agreement or in any agreement referred to therein, shad mean the Agreement as amended and modified by this Amendment. All of the terms and provisions of the Agreement as so amended shell continue in full force and effect.

This Amendment may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Amendment Any reference to “executed” or “signature” relating to this Amendment shall be deemed to include any execution or signing of this Amendment made or delivered by electronic mail or other electronic means, each of which have the same legal effect, validity or enforceability as a manually executed signature.

6.	Governing Law

This Amendment shall be governed by and be construed in accordance with the laws of New York without regard to New York or federal principles of conflicts of law.

Should the foregoing terms and conditions meet with your approval, please evidence your agreement therewith by returning to the Bank a signed copy of this Amendment.

Very truly yours,

Standard Chartered Bank

By:	/s/ Young Sok Kim
Name: Young Sok Kim
Title: Director

Agreed and accepted as of the date first above written:

BKV Corporation

By:	/s/ Christopher P. Kalnin
Name: Christopher P. Kalnin
Title: CEO

CONFIDENTIAL

BKV Chaffee Corners, LLC

By:	/s/ Christopher P. Kalnin
Name: Christopher P. Kalnin
Title: CEO

BKV Chelsea, LLC

By:	/s/ Christopher P. Kalnin
Name: Christopher P. Kalnin
Title: CEO

BKV Operating, LLC

By:	/s/ Christopher P. Kalnin
Name: Christopher P. Kalnin
Title: CEO

BKV Barnett, LLC

By:	/s/ Christopher P. Kalnin
Name: Christopher P. Kalnin
Title: CEO